SunAmerica Series Trust

Supplement to the Prospectus dated May 1, 2001



	On May 1, 2001 Morgan Stanley Dean Witter
Investment Management, Inc., d/b/a Morgan Stanley
Asset Management (MSAM) changed its name to Morgan
Stanley Investment Management Inc. (MSIM). All references in the prospectus are hereby changed accordingly.


























Dated:	May 2, 2001